UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 9, 2012

INLAND AMERICAN REAL ESTATE TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-51609 (Commission File Number)	34-2019608 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

The Registration Statement on Form S-3 (Registration No. 333-172862) (“Form S-3”) of Inland American Real Estate Trust, Inc. (the “Company”), filed with the Securities and Exchange Commission on March 16, 2011, incorporates by reference the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 8, 2012. Attached as Exhibit 23.1 to this Current Report is the corrected consent of KPMG LLP, the Company’s independent registered public accounting firm, consenting to the incorporation by reference of such consolidated financial statements into the Form S-3.

Item

9.01.

Financial Statements and Exhibits.

(d)

Exhibits

23.1

Consent of KPMG LLP, Independent Registered Public Accounting Firm

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND AMERICAN REAL ESTATE TRUST, INC.

Date:	March 9, 2012	By:	/s/ Jack Potts
		Name:	Jack Potts
		Title	Principal Financial Officer

EXHIBIT INDEX

Exhibit No.

Description

23.1

Consent of KPMG LLP, Independent Registered Public Accounting Firm

4